UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 6, 2012

(Date of earliest event reported)

Corning Natural Gas Corporation

(Exact name of registrant as specified in its charter)

New York	-	000-00643	-	16-0397420
(State or other jurisdiction of incorporation)	-	(Commission File Number)	-	(I.R.S. Employer Identification No.)

330 West William Street, Corning, New York	14830
(Address of principal executive offices)	(Zip Code)

(607) 936-3755

(Registrant's telephone number, including area code)

-

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

-

-

-

Item 1.01. Entry into a Material Definitive Agreement.

On February 6, 2012, Corning Natural Gas Corporation (the "Company") entered into a Service Agreement, dated as of February 1, 2012 (the "Agreement"), with the Village of Bath, New York, acting through Bath Electric Gas and Water Systems ("Bath"). Under the terms of the Agreement, the Company will supply all natural gas required by Bath for the non-transportation customers in Bath's territory. Bath will pay the Company for such services in accordance with the Company's schedule for gas service filed with and, where required, approved by the New York Public Service Commission.

The Agreement requires the Company to make certain natural gas system improvements and additions, including the systematic replacement of Line 15 and a reliability project, which will include an interconnection project with the Thomas Corners Storage Facility in Steuben County or an extension of the pipeline from the Company's existing facilities in the Town of Savona to Bath's facilities in the Village of Bath. In connection with the reliability project, Bath will be assessed a reliability surcharge of $169,697 per year which will be used by the Company to write down the cost of the reliability project and will be subject to an annual reconciliation so that Bath pays no more or no less than its requirement.

The Agreement was effective as of February 1, 2012, and will continue until May 31, 2022, with automatic two-year renewals until the Agreement is terminated by either party on 12 months' prior written notice. Bath, however, has the right to terminate the Agreement at any time after December 31, 2016, on two years' notice, but will be required to pay the Company an annual "exit fee" of $169,697 per year, which obligation will terminate on April 30, 2022, until Bath's reliability surcharge target of $1,696,970 is fully paid off.

The terms of the reliability project, including Bath's reliability surcharge and target, are subject to the approval and modification of the New York Public Service Commission.

Item 8.01. Other Events.

The disclosure under Item 1.01 of this Current Report is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	-	Description
10.1	-	Service Agreement, dated as of February 1, 2012, by and between Corning Natural Gas Corporation and the Village of Bath, New York, acting through Bath Electric Gas and Water Systems

-

-

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Corning Natural Gas Corporation

By: /s/ Michael I. German

President and Chief Executive Officer

Dated: February 10, 2012

EXHIBIT INDEX

Exhibit No.	-	Description
10.1	-	Service Agreement, dated as of February 1, 2012, by and between Corning Natural Gas Corporation and the Village of Bath, New York, acting through Bath Electric Gas and Water Systems